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                                                                    EXHIBIT 10.6

                                AGREEMENT OF SALE

      THIS AGREEMENT OF SALE (this "Agreement"), is made this 27th day of July, 1999, by and between IL First Avenue Associates L.P. (hereinafter called "Seller"), and Global Sports, Inc., a Delaware corporation, or its assignee or nominee (hereinafter called "Buyer").

                              W I T N E S S E T H:

      Seller hereby agrees to sell and convey to Buyer who agrees to purchase, all that certain lot, piece or parcel of ground (the "Land") containing 4.1881 acres, more or less, together with the improvements located thereon (the "Improvements") including an office facility containing approximately 55,000 square feet of office space, more or less, and together with the appurtenances thereto (including, without limitation, all easements, rights of way, privileges, licenses, and other rights and benefits belonging to, the owner of, running with or in any way relating to the aforesaid Land, known as 1075 First Avenue, (Parcel No. 58-00- 06838-00-7) said lot, piece or parcel being more particularly described on Exhibit "A" attached hereto and made a part hereof (the Land, Improvements and the aforesaid appurtenances are collectively referred to as the "Property").

      1. Purchase Price. The total consideration and purchase price (the "Purchase Price"), which Buyer agrees to pay to Seller and which Seller agrees to accept for the Property is Four Million
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Nine Hundred Fifty Thousand Dollars ($4,950,000.00), payable as follows:

            Check at signing of this Agreement
            (the "Deposit")                           $  250,000.00

            Cash, certified check or
            federally wired funds at
            Settlement                                $4,700,000.00

                                          TOTAL:      $4,950,000.00
                                                      =============

            The Deposit shall be held, pending Settlement (as hereinafter defined), by Dennis Talty, Esquire and David S. Mandel, Esquire, (collectively, "Escrow Agents") in an interest bearing account, such interest to be credited to Buyer at Settlement. Seller and Buyer warrant and represent that Seller and Buyer have completely filled out the W-9 forms attached hereto as Exhibit "B" and Exhibit "B-1" and made a part hereof and Seller and Buyer understand that the Deposit cannot be deposited in such escrow account unless and until such W-9 forms are completed and delivered to escrow Agents. All interest accrued on the Deposit will be paid to Buyer at Settlement or upon the earlier termination of this Agreement, unless such termination shall be as a result of Buyer's default, in which event all accrued interest shall be paid to Seller.

            Buyer's Federal Tax  I.D. Number:   04 - 2958132

            Seller's Federal Tax I.D. Number:   23 - 2852596

      2. Title.

            (a) At Settlement Seller will convey to Buyer the Property free and clear of all liens, encumbrances, security


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interests, leases, licenses in favor of others, excepting, however, the
"Permitted Exceptions" as defined and described on Paragraphs 2(c) and 2(d) hereof. Otherwise, title to the Property shall be good, indefeasible and marketable, and such as will be insured as such by any reputable title insurance company insuring titles in the Philadelphia area which is chosen by Buyer (the "Title Insurance Company") at the regular rates to the extent of the full Purchase Price for the Property.

            (b) Within two (2) business days following execution of this Agreement, Buyer shall order a title commitment (the "Title Commitment") with respect to the Property from the Title Insurance Company (or agent therefor) who will commit to issue to Buyer or Buyer's nominee a policy of title insurance in the amount referred to in Paragraph 2(a) above. Buyer shall deliver a copy of the Title Commitment to Seller within five (5) business days following receipt by Buyer of the Title Commitment, but in no event later than August 6, 1999, which shall be accompanied by Buyer's notice, if any, with respect to those items disclosed by Schedule B-II of the Title Commitment to be exceptions to title insurance which are unacceptable to Buyer. Those exceptions shown on Schedule B-II of the Title Commitment which are not indicated in Buyer's notice as being unacceptable shall be deemed to be the Permitted Exceptions for purposes of this Agreement (subject to the provisions of Paragraph 2(d) below. Within five (5) business days following receipt of Buyer's notice, Seller shall give notice


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to Buyer of those exceptions to title noted on Schedule B-II of the Title
Commitment, if any, which the Buyer has indicated by its notice as being unacceptable and which Seller is unwilling or unable to cure. Seller shall have no obligation to cure or cause to be removed any exceptions that do not materially affect the use of the Property as an office building or exceptions #2, 3 and 10 through 12 and 16 on Seller's title report attached hereto as Exhibit "C" (which shall be Permitted Exceptions) which Seller is unwilling or unable to cure shall be added to and become a part of the Permitted Exceptions, except as provided in Paragraph 2(d) below, unless the Buyer, within five (5) business days following receipt of Seller's notice, sends notice of termination of this Agreement to Seller, in which event all monies paid on account of the Purchase Price, together with all interest earned thereon, shall be paid immediately to Buyer, and all parties shall be released from all liability or obligation to the other, and this Agreement shall then and thereafter be null and void. If Buyer fails to provide the notice as required herein of exceptions being unacceptable, Buyer's rights shall be waived. Notwithstanding and without limiting the above, exceptions on Exhibit C and exceptions


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on Schedule B II of Buyer's Title Report which do not materially affect the use of the Property as an office building shall be Permitted Exceptions.

            (d) The foregoing notwithstanding, under no circumstance shall (1) a mortgage, judgment or other monetary lien against the Property, or (2) a title exception created by Seller after the date of this Agreement, be included as a Permitted Exception, nor may Seller indicate in any notice that it is unwilling or unable to cure the foregoing exceptions contained in (d) (1) or (2). Provided however, Seller shall not enter into any agreements, easements, or restrictions prior to Settlement without Buyer's consent.

            (e) At Buyer's option, Buyer shall, within five (5) business days following the date of this Agreement order the preparation of a survey of the Property showing not only the perimeter of the Property but also the placement of all buildings and other material improvements thereon as are commonly shown on an "as-built" survey prepared in accordance with the requirements of the Title Insurance Company as a condition to the removal of the survey exception from the standard printed exceptions in the title insurance policy. Without limitation of the foregoing, the survey shall state whether the Property is located in an area designated by an agency of the United States as being subject to flood hazards or flood risks. Within five (5) business days following receipt of the survey, but no later than August 13,


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1999, Buyer shall send a copy thereof to Seller, together with a notice, if any, of Buyer's objections to encroachments or easements which materially affect the use of the Property as an office building (excluding Permitted Exceptions). Unless Seller is able to satisfy such objections to Buyer's sole satisfaction within five (5) business days after receipt of Buyer's notice, Buyer shall have the right to terminate this Agreement, in which event, all deposits and other sums paid on account of the purchase price, together with all interest earned thereon shall be paid immediately to Buyer, and Buyer and Seller shall be released from all liability or obligation to the other, and this Agreement shall then and thereafter be null and void. Notwithstanding whether or not the Property is in a flood zone, Buyer shall not have the right to terminate this Agreement as a result thereof if flood insurance is available at commercially reasonable rates and Seller shall have no obligation in regard to the flood zone.

            (f) If Seller is unable to deliver the title at Settlement as required by this Agreement, and provided that such inability is not the result of any action or inaction of Seller occurring on or after the date of this Agreement, Buyer shall have the option of either (i) taking such title as Seller can give, without abatement of the Purchase Price, or (ii) of being repaid the Deposit (together with accrued interest, if any), and upon such repayment there shall be no further liability or obligation


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by either of the parties hereunder and this Agreement shall become null and void and of no force or effect, and all copies of this Agreement shall be returned to Seller for cancellation.

      3. Violations; Assessments. To the best of Seller's knowledge without investigation, at the time of the execution of this Agreement:

            a) Seller has not received notice of any violation of the building, safety or fire ordinances.

            b) Seller has not received any notice of assessments for public improvements against the said Property which remain unpaid.

      4. Representations and Warranties. Seller warrants and represents to Buyer as follows, such representations and warranties to be true and correct as of the date of this Agreement and as of Settlement and shall expire at Settlement:

            (a) Seller has full power, in accordance with law, and is duly authorized to enter into this Agreement and to perform the covenants and transactions set forth herein. Neither the execution of this Agreement by Seller nor the performance of its terms nor Settlement hereunder shall constitute a violation or breach by Seller under any agreement by which it or the Property is bound or shall result in the violation by Seller of any judgement, order, decree or ruling of any court, governmental or administrative body having jurisdiction over the Seller, the Property, or its business or shall result in a violation of any


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applicable law, rule, order or regulation of any governmental authority;

            (b) No management commissions or other compensation (other than a sales commission as described in Paragraph 21 hereof) of any kind are or will be due or payable to any person, firm, corporation or other entity with respect to on account of the Property.

            (c) No written notices have been received by Seller from the holder of any mortgage or by any insurance company which has issued a policy with respect to the Property or by any Board of Fire Underwriters (or other body exercising similar functions) claiming any defects or deficiencies or requesting the performance of any repairs, alterations or other work to the Property which have not been complied with by Seller.

            (d) To the best of Seller's knowledge, there is no pending condemnation, expropriation, or similar proceeding affecting the Property, and Seller has not received any notices thereof.

            (e) There is no management, employment, union, service, equipment, supply, maintenance and concession agreements, oral or written, with respect to or affecting the Property and its operation.

            (f) To the best of Seller's knowledge, there is no action, suit or proceeding (collectively, "Litigation") pending, or threatened against Seller or the Property or any portion


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thereof or relating to or arising out of the ownership, management or operation of the Property in any court or before any federal, state, county or other municipal department, commission, board, bureau, or agency or other governmental instrumentality. If any such matters arise prior to Settlement, Seller shall immediately notify Buyer in writing and provide Buyer with copies of all relevant documents pertaining to the matter at issue. If such Litigation would affect Buyer's use of the Property in a material way, including Litigation involving a violation of applicable laws concerning Hazardous Substances, Buyer shall have a period of five (5) business days after receipt of such notice and delivery of such documents to elect whether to terminate this Agreement. Notwithstanding, Buyer shall have no right to terminate this Agreement if Seller satisfactorily resolves said Litigation prior to Settlement or said Litigation is covered by insurance in an amount sufficient to cover the potential liability. In the event Buyer elects to terminate this Agreement, written notice of such election shall be given to Seller whereupon this Agreement shall be deemed null and void, all deposits on account of the purchase price plus interest accrued thereon shall be refunded to Buyer and neither Buyer or Seller shall have any further interest herein.

            (g) To the best of Seller's knowledge, except as disclosed in the Phase I environmental assessment dated July 5, 1996 prepared by EMG, the Property is free of any and all hazardous, solid or toxic wastes or substances as defined in the


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Comprehensive Environmental Response Compensation and Liability Act, as amended,
The Pennsylvania Clean Streams Law, as amended, and any regulations or orders promulgated thereunder (collectively, Hazardous Substances").

      5. "AS IS" Condition of Property. BUYER ACKNOWLEDGES THAT BUYER IS ACQUIRING THE PROPERTY BASED UPON BUYER'S OWN INVESTIGATION AND INSPECTION THEREOF. SELLER AND BUYER AGREE THAT THE PROPERTY SHALL BE SOLD AND BUYER SHALL ACCEPT POSSESSION OF THE PROPERTY ON THE SETTLEMENT DATE "AS IS", WHERE IS, WITH ALL FAULTS WITH NO RIGHT OF SET-OFF OR REDUCTION IN THE PURCHASE PRICE, AND THAT, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, SUCH SALE SHALL BE WITHOUT REPRESENTATION OR WARRANTY OF INCOME POTENTIAL OR OPERATING EXPENSES, USES, MERCHANTABILITY (EXCLUDING THE SPECIAL WARRANTY OF TITLE CONTAINED IN THE DEED) OR FITNESS FOR A PARTICULAR PURPOSE, AND SELLER DOES HEREBY DISCLAIM AND RENOUNCE ANY SUCH REPRESENTATION OR WARRANTY. BUYER SPECIFICALLY ACKNOWLEDGES THAT, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, BUYER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, FROM SELLER, AGENT, AGENTS OR BROKERS AS TO ANY MATTERS CONCERNING THE PROPERTY, INCLUDING WITHOUT LIMITATION THE CONDITION OR SAFETY OF THE PROPERTY OR ANY IMPROVEMENTS THEREON. BUYER AGREES THAT THERE IS NO OBLIGATION ON THE PART OF THE SELLER TO MAKE ANY CHANGES. ALTERATIONS OR REPAIR TO THE PROPERTY.

      6. Conditions of Settlement. The obligation of Buyer


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under this Agreement to purchase the Property from the Seller is subject to the satisfaction at the time of settlement of each of the following conditions (any one of which may be waived in whole or in part by the Buyer by written waiver at or prior to the Settlement):

            (a) All of the representations and warranties by Seller set forth in paragraph 4 of this Agreement shall be true.

            (b) Seller shall have performed, observed, and complied with all covenants, agreements and conditions required by this Agreement to be performed, observed and complied with on its part prior to or as of the Settlement.

            (c) Title to the Property shall be as required by paragraph 2 above.

            (d) All instruments and documents required on the Seller's part to effectuate this Agreement and the transactions contemplated herein, shall be delivered and shall be reasonably satisfactory to Buyer and its attorneys.

            In the event of the failure of any of the foregoing conditions of Settlement which is not waived in writing by Buyer, (1) upon Buyer's demand, which Buyer may exercise in it sole discretion, all deposits and other sums paid on account of the purchase price, together will all interest earned thereon shall be paid immediately to Buyer, and the Seller and the Buyer shall be released from all liability or obligation to the other, and this Agreement shall then and thereafter be null and void. In


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addition, if condition (b) above has not been met by the date of Settlement,
Seller or Buyer shall have the right, to delay Settlement for a period of ten
(10) days to allow Seller time to satisfy said conditions. If at the expiration of ten days Seller has not satisfied any section 6(b) condition, Buyer may terminate this Agreement and receive a return of its Deposit plus all interest accrued thereon, or waive Seller's performance and proceed to Settlement.

      7. Delivery of Documents by Seller. Within forty eight hours of the execution of this Agreement by Seller, Seller shall deliver to Buyer a copy of a Phase I environmental site assessment prepared by EMG, Baltimore, Maryland, and dated July 5, 1996.

      8.    Apportionments.

            (a) Real estate taxes and other state and local taxes, charges and current assessments shall be apportioned based upon the taxing authority's fiscal year.

            (b) Water, gas, utility, trash, electric and sewer charges, shall be apportioned based upon actual usage.

      9. Transfer Taxes. State and Local Realty Transfer Taxes, if any, applicable to the sale set forth in this Agreement shall be equally divided and half of each paid by Seller and Buyer.

      10. Fixtures and Personalty. The sale set forth in this Agreement shall include all electric, heating, air conditioning and plumbing systems, Seller's equipment and fixtures, attached to and appurtenant to the Improvements situated on the Land. Seller


                                     - 12 -
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represents and warrants that it has and at Settlement will have good legal title to the foregoing items, free and clear of all liens, encumbrances and security interests, such warranty to survive Settlement hereunder.

      11. Settlement. Settlement shall be made on August 20, 1999, unless Seller and Buyer agree in writing to a different time and place ("Settlement"). The date and time of Settlement is hereby agreed to be of the essence of this Agreement. Settlement shall be held at 10:00 A.M. at the Law Offices of Astor Weiss Kaplan & Rossenblum, LLP, The Bellevue, Sixth Floor, Broad & Walnut Streets, Philadelphia, Pennsylvania, 19102.

      12. Seller's Default. If Seller shall take any action between now and Settlement which prevents Seller from conveying the title which Seller has agreed to give hereunder or if Seller otherwise breaches this Agreement and Buyer, therefore, does not complete Settlement, Buyer shall have the right to terminate this Agreement in which event the Deposit and all interest accrued thereon shall be returned to Buyer and neither party shall have any further liability hereunder. In no event shall Seller be liable for damages or specific performance. If Buyer is not in default of its obligations hereunder and is unable to complete Settlement hereunder because of Seller's breach and Buyer terminates this Agreement, Seller shall reimburse Buyer for out of pocket expenses actually incurred by Buyer for survey, environmental and engineering studies and title work.


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      13. Buyer's Default. In the event the Buyer fails to make settlement hereunder in breach of this Agreement, then and in that case, all deposits and other sums paid by the Buyer on account of the Purchase Price, together with all interest earned thereof, shall be retained by the Seller as liquidated damages for such breach as Seller's sole and exclusive remedy, and the Seller and the Buyer shall be released from all liability or obligation to the other, and this Agreement shall then and thereafter be null and void.

      14. Operation of the Property Between Now and Settlement. Between the date of execution of this Agreement and the date of Settlement, Seller shall operate and maintain the Property in its present order and condition, being a vacant property, but without obligation to replace, and will comply with all applicable ordinances, laws and regulations. Seller's obligation shall be only to deliver the Property in its present condition, reasonable wear and tear excepted.

      15. Loss or Damage. In the event of any loss or damage to all or any material portion of the Property caused by fire or any other casualty between the date of this Agreement and the date of Settlement hereunder, Seller shall have the option of either a) terminating the Agreement without further liability; or b) returning the property to its pre casualty condition and proceeding to Settlement; or c) assigning to the Buyer any claim to insurance proceeds and proceeding to Settlement. Seller shall


                                     - 14 -
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make such election within fifteen days of the occurrence of the casualty. If
Seller elects to repair, then Seller shall have the right to delay Settlement for up to ninety days. In the event Seller fails to make such election, then Buyer shall thereafter have the right to notify Seller that it will either i) close with Seller assigning its rights to any insurance proceeds or ii) terminate the Agreement, in which event the Deposit and all interest accrued thereon shall be returned to Buyer and neither party shall have any further liability hereunder. Notwithstanding anything contained herein to the contrary, if the cost to repair the damage as reasonably determined by the Seller's insurance adjuster or contractor exceeds $500,000.00, Buyer may terminate this Agreement without further liability. Seller represents and warrants to Buyer that Seller presently maintains insurance coverage on the Property as described in the Certificate of Insurance attached hereto as Exhibit "D". Seller covenants and agrees to continue to maintain such insurance and to pay all premiums therefore up until the date of Settlement.

      16. Condemnation. In the event of any taking or condemnation for any public or quasi-public purposes or use by a competent authority in appropriate proceedings or by any right of eminent domain of all or a substantial part of the Property between the date of this Agreement and the time of Settlement hereunder, and such taking would materially interfere with Buyer's ability to use the Property as an office building, Buyer shall


                                     - 15 -
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have the right to terminate this Agreement. If the Buyer elects to terminate this Agreement, then all deposits and other sums paid on account of the Purchase Price, together with all interest earned thereon, shall be immediately paid to Buyer, and the parties hereto shall be released from all liability or obligation to the other and this Agreement shall then and thereafter be null and void. If Buyer does not terminate this Agreement, Seller shall be relieved of its duty to convey title to the portion so taken or condemned, but Buyer shall be entitled to receive all proceeds from such taking or condemnation, provided Buyer takes title hereunder, and in that event, Seller will take at Settlement all action necessary to assign its entire interest in any such award to Buyer.

      17. Recording. This Agreement shall not be recorded in the Office for Recording of Deeds or in any other office or place of public record.

      18. Tender. Formal Tender of Deed and Formal Tender of Monies is hereby waived.

      19. Possession. Possession of the Property, which shall be vacant at Settlement and free of all tenants, occupants, leases and rights to possession, is to be delivered by executed special warranty Deed and keys at the time of Settlement. Said Deed shall be prepared by Buyer's attorney and the acknowledgement and recording fees paid by Buyer. A survey, if required or desired, is to be obtained by, and at the sole expense of, Buyer.


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      20. Escrow Agent. (a) It is expressly understood, covenanted and agreed that:

            (i) Escrow Agents are acting as escrow agents only, and will in no event whatsoever be held liable to either party for the performance of any term or covenant of this Agreement, or for damages for non-performance thereof;

            (ii) The duties of Escrow Agents are only as herein specifically provided, and, except for the provisions of Paragraph 20(b) hereof, are purely ministerial nature, and Escrow Agents shall incur no liability whatever except for willful misconduct or gross negligence, as long as Agent has acted in good faith;

            (iii) In the performance of their duties hereunder, Escrow Agent shall be entitled to rely upon any document, instrument or signatures believed by it to be genuine and signed by either of the other parties or their successors;

            (iv) Seller and Buyer each hereby release and indemnify Escrow Agents from and against any act done or omitted to be done by Escrow Agents in good faith in the performance of their duties hereunder;

      (b) Escrow Agents are acting as stakeholders only with respect to the Deposit. If there is any dispute as to whether Escrow Agents are obligated to deliver the Deposit or as to whom the Deposit is to be delivered, Escrow Agents shall not be required to make any delivery, but in such event Escrow Agents may hold the same until receipt by Escrow Agents of an authorization

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in writing, signed by all of the parties having any interest in such dispute, directing the disposition of the Deposit and any interest accrued thereon or until the final determination of the rights of the parties in an appropriate proceeding. If such written authorization is not given, or proceedings for such determination are not begun until thirty (30) days after the Settlement was to have occurred, Agent may, but is not required to, bring an appropriate action or proceeding for leave to deposit the Deposit in court pending such determination. Escrow Agents shall be reimbursed for all costs and expenses of such action or proceeding by Seller and Buyer including, without limitation, reasonable attorney's fees and disbursements. Upon making delivery of the Deposit in the manner provided in this Agreement, Escrow Agents shall have no further liability hereunder or to Buyer or Seller.

      21. Zoning; Certifications. Seller represents and warrants that based upon a letter from the Upper Merion Board of Supervisors dated June 20, 1996. a copy of which is attached hereto as Exhibit "E", the Property is zoned SM Suburban Metropolitan.

      22. Commissions. Seller and Buyer acknowledge that Smith Mack & Company is the listing agent and The Flynn Company ("Flynn") is the Buyer's agent and in consideration of their services in making this sale Seller shall pay to each of Agent and Flynn, at the time of Settlement hereunder, a brokerage commission

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equal to two per cent of the Purchase Price (a total of four per cent of the
Purchase Price). Said commissions are to be paid in full and final satisfaction of any claims against Seller based on this sale. As a condition precedent to Seller's obligation to settle, Smith Mack & Company and The Flynn Company shall provide written notices to Seller accepting the commission structure set forth herein.

      22. Notices. All notices to be given to Agent, Seller and/or to Buyer shall be mailed by registered or certified mail, return receipt requested or delivered through an overnight service with receipt as follows:

            Seller:        IL First Avenue Associates, LP
                           c/o IL Management
                           The Belgravia
                           1811 Chestnut Street
                           Philadelphia, PA, 19103
                           Attention: Ira Lubert

            w/copy to:     Dennis P. Talty, Esquire
                           101 W. Main Street
                           Moorestown, NJ, 08057

            Buyer:         Global Sports, Inc
                           555 S. Henderson Road
                           King of Prussia, Pennsylvania, 19406
                           Attention: Michael G. Rubin, CEO

            w/copy to:     David S. Mandel, Esquire
                           Astor Weiss Kaplan & Rosenblum, LLP
                           The Bellevue
                           Sixth Floor
                           Philadelphia, Pennsylvania, 19102

      23. Approval of Seller. It is understood that this Agreement is made subject to the written approval of Seller, which approval must be obtained within two (2) days from the date signed by Buyer. The date of this Agreement shall be deemed to be the date upon this Agreement has been executed by Seller and a facsimile copy delivered to Buyer. Seller agrees that in the event such approval is not obtained as herein provided, the Deposit and any other monies paid hereunder by Buyer to Seller or to Agent shall be returned to Buyer and all originals and copies of this Agreement shall be canceled. Pending such approval, Escrow Agent may deposit in its bank account any sum which may have been received from Buyer hereunder and neither such act nor the endorsement of any check received from Buyer shall be taken as making this Agreement effective without the execution by Seller.

      24. Entire Agreement. This Agreement sets forth all the agreements, promises, warranties, representations, understandings and promises between the parties hereto, and the parties are not bound by any agreements, undertakings or conditions except as expressly set forth herein. All additions, variations or modifications to this Agreement shall be void and ineffective unless in writing and signed by the parties.

      25. Successors and Assigns. This Agreement shall extend to, be binding upon, and inure to the benefit of the heirs, executors, administrators and successors of the parties hereto. This agreement may not be assigned by Buyer. Notwithstanding,

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Buyer may take title to the Property in the name of an entity so long as the principals of the Buyer are the Buyer or the same principals of Buyer.

      26. Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

      27. Disclosures. Pursuant to the provisions of the Pennsylvania Real Estate Licensing and Registration Act, 63 Pa. Stat. Ann. Sections 455.101 et seq., as amended (the "Act"), Smith Mack & Company hereby makes the following disclosures to Buyer:

            (a) Smith Mack & Company is the agent of Seller, not Buyer;

            (b) Section 801 of the Act establishes a Real Estate Recovery Fund. The basic purpose of the Real Estate Recovery Fund is to compensate an aggrieved person for the unpaid portion of a judgment, based on a claim against a person licensed under the Act, for fraud, misrepresentation or deceit in any transaction for which a license is required under the Act. For further information concerning the Real Estate Recovery Fund, Buyer should contact the Pennsylvania Real Estate Commission at (717) 783-3658;

      28. FIRPTA. Under Section 1445 of the Internal Revenue Code of 1986 as amended, and the regulations issued thereunder, Buyer is required to withhold up to ten percent (10%) of the Purchase Price of the Property unless the Seller provides Buyer with a "non-foreign certificate" indicating that Seller is not a

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foreign person for purposes of the Internal Revenue Code. Agent may be subject to liability if Seller issues a false "non-foreign certificate." Seller hereby agrees to indemnify and hold harmless Agent from liability for any tax, penalty, interest or other charge imposed upon Agent under Seller resulting from the actions of Seller or Seller's agents.

      29. Inspection Contingency. Seller shall permit Buyer ingress and egress to go in, on or over the Property for the purpose of conducting environmental testing, inspection of the structure, roof, and mechanical systems as Buyer may desire; provided, however, that Buyer shall repair any and all damage by reason of any such activities and shall indemnify, defend and save Seller harmless for any liability, costs or expenses caused by Buyer's negligence or failure to make such repairs of all damage by reason of such activities; and provided, further, that in the exercise of its rights pursuant to this Paragraph 29, Buyer shall not materially interfere with the conduct of Seller's operations being conducted on the Property and shall give Seller one (1) day advance notice of any such activities Buyer plans to conduct on the Property. If Buyer's examinations, in Buyer's sole and absolute discretion, reveal unacceptable conditions, Buyer may, no later than August 13, 1999, terminate this Agreement by giving Seller written notification of such election whereupon all deposits and interest accrued thereof shall be paid to Buyer and then and thereafter this Agreement shall be null and void. If

Buyer does not give Seller such notice within such period, this condition shall be deemed to be and shall be waived and Seller and Buyer shall proceed to Settlement as set forth in this Agreement.

      30. Due Diligence. Between the execution of this Agreement and Settlement, Seller shall permit Buyer and Buyer's representatives to inspect all books and records of Seller with respect to the physical condition of the Property. In addition, Buyer shall be permitted to conduct due diligence with respect to Seller's compliance with building, safety and fire ordinances. If Buyer's examinations, in Buyer's sole and absolute discretion, reveal unacceptable conditions, Buyer may, no later than August 13, 1999, terminate this Agreement by giving Seller written notification of such election whereupon the Deposit and interest accrued thereon shall be paid to Buyer and thereafter this Agreement shall be null and void. If Buyer does not give Seller such notice within such period, this condition shall be deemed to be and shall be waived and Seller and Buyer shall proceed to settlement as set forth in this Agreement.

      31. Items to be Delivered at Settlement.

            (a) By Seller . At Settlement, Seller shall deliver to Buyer the following:

                  (i) A special warranty deed to the Property, duly executed and acknowledged by Seller and in proper form for recording ("Deed") conveying such title as required by the terms of this Agreement.

                  (ii) A Nonforeign Person Certification in the form attached hereto as Exhibit "F", as required under Section 1445 of the Internal Revenue Code.

                  (iii) An assignment in form and substance mutually satisfactory to Seller and Buyer, duly executed by Seller, assigning to Buyer all of Seller's right, title and interest, if any, in and to (A) any and all guaranties and warranties, if any, pertaining to the Property; (B) any permits, licenses, plans, authorizations and approvals relating to ownership, operation or occupancy of the Property, and (C) the other items included in the definition of the Property in Section 1 above, if any.

                  (iv) Originals of the following instruments (or copies if so specified below or if originals are unavailable), all certified by Seller as true and complete to the best knowledge of Seller:

                        (A) copies of all of Seller's certificates of occupancy, licenses, plans, permits, authorization and approvals, if any, required by law and issued by all governmental authorities having jurisdiction over the Property or Seller;

                        (B) copies of all building records in Seller's possession or control with respect to the Property with the understanding that Seller has limited records;

                        (C) each bill of current real estate
taxes, sewer charges and assessments, water charges and other utilities, together with proof of payment thereof (to the extent same have been paid); and

                        (D) all assigned guaranties and warranties.

                  (v) All keys and combinations to locks at the Property, all plans, specifications, as-built drawings, surveys, site plans, equipment manuals, technical data and other documentation relating to the building systems, equipment and any other personal property forming part of the Property or any portion thereof in the possession of Seller or any property manager(s);

                  (vi) A seller's affidavit of title in favor of Buyer and Buyer's title insurer in reasonable and customary form as used by such title insurance company;

                  (vii) Copies of the following documents certified to be true and correct by the general partner of the Seller:

                        (a) Seller's Partnership Agreement; and

                        (b) Certificate of Incorporation of Seller's general partner; and

                        (c) Resolution of the Board of Directors of Seller's general partner authorizing the officers of the general partner to enter into this Agreement and to complete Settlement.

                  (viii) Such other documents as may reasonably be required by Buyer's title insurance agency.

                  (ix) A certification of Seller that, subject to the information disclosed or discovered during due diligence, the representations and warranties contained in this Agreement remain true and correct.

            (b) By Buyer. At Settlement, Buyer shall deliver to Seller the following:

                  (i) The Purchase Price, by wire transfer or title company check.

                  (ii) A resolution of the Board of Directors authorizing Buyer to enter into this transaction and to complete Settlement hereunder.

                  (iii) Other Documents. Any other documents required to be delivered by Buyer pursuant to any other provisions of this Agreement.

      32. Indemnification From and after the date of Settlement, Seller shall indemnify, save and hold harmless Buyer, its officers, directors and shareholders, from any liability that may arise as a result of any claims arising out of paragraph 4(b) or 4(e). Buyer shall indemnify Seller from claims arising out of paragraph 4(b) as to sales commissions.

      33. Possible Tax Free Exchange Buyer hereby acknowledges that it is the intent of the Seller to effect an IRC Section 1031 tax deferred exchange which will not delay Settlement or cause additional expense to buyer. The Seller's rights and obligations under this Agreement may be assigned to a Qualified Intermediary of the Seller's choice for the purpose of completing such an exchange. Buyer agrees to cooperate with the Seller and the Qualified Intermediary in a manner necessary to complete the exchange.

      34. Counterparts; Facsimile This Agreement may be executed in counterparts. Facsimile signatures shall be considered original signatures for the purpose of this Agreement.

                  (SIGNATURES CONTAINED ON THE FOLLOWING PAGE)


IN WITNESS WHEREOF, Seller and Buyer have caused these presents to be duly executed and their corporate seal to be duly attached by their proper officers thereunto duly authorized, the day and year first above written.


                                    SELLER:

                                    IL First Avenue Associates L.P.
                                    BY:IL  1075 First Avenue, Inc.

                                    BY: /s/ [ILLEGIBLE]
                                       -------------------------------
                                       name:  [ILLEGIBLE]
                                             -------------------------
                                       title: PRES
                                             -------------------------

July 27, 1999
-------------
Date

           7/27/99
------------------
DATE


                                    BUYER:
                                    Global Sports, Inc.

                                    BY: /s/ Michael Rubin
                                       -------------------------------
                                       name:  Michael Rubin
                                             -------------------------
                                       title: Chairman & CEO
                                             -------------------------

    7/27/99
------------------
DATE

                                    ESCROW AGENTS:


                                    /s/ Dennis P. Talty
                                    ------------------------------------
                                    DENNIS P. TALTY


                                    /s/ David S. Mandel
                                    ------------------------------------
                                    DAVID S. MANDEL

                             FIDELITY NATIONAL TITLE
                        INSURANCE COMPANY OF PENNSYLVANIA

                                   SCHEDULE C

File No. LA96-20893-"A"

      ALL THAT CERTAIN 4.1881 acre parcel of land, situate in Upper Merion Township, Montgomery County, Pennsylvania, bounded and described in accordance with and as shown on a certain Plan #332-1, - entitled "Plan of
      4.1881 Acre Tract Proposed to be Conveyed to The Upjohn Company in the King of Prussia Park, Upper Merion Township, Montgomery County, Pennsylvania, prepared by A. W. Martin Associates, Inc., Consulting Engineers, King of Prussia, Pennsylvania. dated April 13, 1961, as follows, to wit:

      BEGINNING at a point on the center line of First Avenue (60 feet wide), said First Avenue being as established on a certain Plan #301-2, made by Valley Forge Engineers, Inc., King of Prussia, Pennsylvania, dated 11/4/1958 and recorded in the Office of the Recorder of Deeds of Montgomery County, Pennsylvania in Plan Book A-4 page 102, on 12/23/1958, said point being the following three courses and distances from the point marking the intersection of the said center line of First Avenue and the center line of Second Avenue (60 feet wide), said Second Avenue being as established on a certain Plan #311-1, made by A. W. Martin Associates, Inc., dated 11/6/1959 and recorded in the Office of the Recorder of Deeds of Montgomery County, Pennsylvania, in Plan Book B-5 page 84, on 12/14/1959: (1) South 78 degrees 28 minutes 04 seconds West 965.70 feet to a point of curvature; (2) on the arc of a circle curving to the right with a radius of 2,864.79 feet, an arc distance of 577.72 feet and (3) North 89 degrees 58 minutes 40 seconds West 925.75 feet to the point of beginning; thence from said point of beginning crossing the Southern half of said First Avenue and by land now or late of Cabot, Cabot and Forbes Pennsylvania Park, South 00 degrees 01 minute 20 seconds West 600 feet to a point: thence from said point further by said land now or late of Cabot. Cabot and Forbes Pennsylvania Park. North 89 degrees 58 minutes 40 seconds West 327.47 feet to a point on the Eastern Right-of-Way line of Moore Road (33 feet wide); thence from said point along said Eastern Right-of-Way line of Moore Road, the two following courses and distances: (1) North 00 degrees 23 minutes 40 seconds East 106.35 feet to a point and (2) North 06 degrees 25 minutes 30 seconds East crossing the Southern half of First Avenue 496.75 feet to a point on the said center line of First Avenue: thence from said point along said center line South 89 degrees 58 minutes 40 seconds East 271.38 feet to a point being the first mentioned point and place of beginning.

      UNDER AND SUBJECT to certain Restrictions, Reservations, Easements, Covenants and Conditions as of record.

      CONTAINING 4.1881 acres of land.

      BEING Known As #1075 First Avenue.

      BEING ASSESSMENT PARCEL #58-00-06838-00-7.

      BEING the same premises which First Avenue Associates, a Pennsylvania Limited Partnership, by Deed dated 6/26/1996 and recorded 7/15/1999 in Montgomery County in Deed Book 5154 page 907, conveyed unto IL First Avenue Associates, L.P., a PA Limited Partnership, in fee.

                                 EXHIBIT ("A")

PNC Bank, National Association                                       [ILLEGIBLE]

--------------------------------------------------------------------------------
Date:              TIN              Product Type    Account No.    Branch No.
     07/03/1999    23-2852596
--------------------------------------------------------------------------------
Owner                                     Joint Owner (if any)
   IL FIRST AVENUE ASSOCIATES, L.P.
--------------------------------------------------------------------------------
Address                                   Alternate/Mailing Address (if any)
 c/o IL MANAGEMENT
     101 WEST MAIN ST.
     MOORESTOWN, NJ
--------------------------------------------------------------------------------

Substitute Form W-9
Taxpayer Identification Number and Certification

Certification of Owner:

Under penalties of perjury, I certify that (1) The number shown on this form is my correct taxpayer identification number and (2) I am not subject to backup withholding because (a) I have not been notified by the Internal Revenue Service
(IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding. If the "Exempt" box below is checked, I am an exempt recipient who is exempt from backup withholding and information reporting.

     IL 1075 FIRST AVENUE, INC., ITS GENERAL PARTNER

--------------------------------------------------------------------------------
By Signature of Owner

x /s/ [ILLEGIBLE]
--------------------------------------------------------------------------------
     PRESIDENT

|_| Exempt *

    * Status does not apply to individuals;
      See instructions on back of form

Certification of Joint Owner (if any):

Under penalties of perjury, I certify that (1) The number shown on this form is my correct taxpayer identification number and (2)1 am not subject to backup withholding because (a) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.

--------------------------------------------------------------------------------
Signature of Joint Owner (if any)

--------------------------------------------------------------------------------

If you have been notified by the IRS that you are currently subject to backup withholding, you must cross out item (2) in your certification.

================================================================================
Substitute Form W-8
Certification of Foreign Status

NOTE: Your Permanent Foreign Address Must Be Printed Above

--------------------------------------------------------------------------------
Owner's country of Tax Residency

--------------------------------------------------------------------------------

Certification of Owner:

Under penalties of perjury, I certify that (1) for interest payments, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, foreign partnership, foreign estate or foreign trust) and (2) for broker transactions, I am an exempt foreign person as defined in the instructions on the back of this form (you must cross out item (2) of this certification if it does not apply)

--------------------------------------------------------------------------------
Signature of Owner

--------------------------------------------------------------------------------

Notice of Change of Status -

|_| To notify the payer that you no longer qualify for exemption, check here. If you check this box, reporting will begin on the account(s) listed above.


--------------------------------------------------------------------------------
Joint Owner's (if any) Country of Tax Residency

--------------------------------------------------------------------------------

Certification of Joint Owner (if any):

Under penalties of perjury, I certify that (1) for interest payments, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, foreign partnership, foreign estate or foreign trust) and (2) for broker transactions, I am an exempt foreign person as defined in the instructions on the back of this form (you must cross out item (2) of this certification if it does not apply)

--------------------------------------------------------------------------------
Signature of Joint Owner (if any)

--------------------------------------------------------------------------------

Notice of Change of Status -

|_| To notify the payer that you no longer qualify for exemption, check here. If you check this box, reporting will begin on the account(s) listed above.

================================================================================
An account will not be opened unless either the Substitute Form W-9 or the Substitute Form W-8 is completed and signed by the Owner and the Joint Owner (if any). An Owner or a Joint Owner who completes the Substitute Form W-8 is not required to also complete the Substitute Form W-9 and is not required to provide a Taxpayer Identification Number.
================================================================================

I acknowledge that I have received and read a copy of the PNC Bank account agreement for this account and hereby agree to be bound thereby and any amendments thereto.

                                  Exhibit "B"

--------------------------------------------------------------------------------
Signature of Owner

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature of Joint Owner

--------------------------------------------------------------------------------

Owner: Global Sports, Inc. - 04-2958132
Joint Owner (if any):
Address: 555 S. Henderson Road
         King of Prussia, PA, 19406

                              SUBSTITUTE FORM W-9
                TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
================================================================================

Certification of Owner:

Under penalties of perjury, I certify that (1) The number shown on this form is my correct taxpayer identification number and (2) I am not subject to backup withholding because (a) I have not been notified by the Internal Revenue Service
(IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding, or (a) if the "Exempt" area below is checked, I am an exempt recipient who is exempt from backup withholding and information reporting.

Global Sports, Inc.

/s/ [ILLEGIBLE]
-----------------------------                 ----------
Signature of Owner                            Exempt*

                                              * Status does not apply to
                                                individuals;  See instructions
                                                on back of form

Certification of Joint Owner (if any):

Under penalties of perjury, I certify that (1) The number shown on this form is my correct taxpayer identification number and (2)1 am not subject to backup withholding because (a) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.

___________________________________________
Signature of Joint Owner (if any)

If you have been notified by the IRS that you are currently subject to backup withholding, you must cross out item (2) in your certification.

--------------------------------------------------------------------------------
                              SUBSTITUTE FORM W-8
                        CERTIFICATION OF FOREIGN STATUS

NOTE: Your Permanent Foreign Address Must Be Printed Above

__________________________________     _________________________________________
Owners country of Tax Residency        Joint Owners (if any) Country of
                                       Tax Residency

Certification of Owner:

Under penalties of perjury, I certify that, (1) I am not a U.S. citizen or resident (or I am filing for a foreign corporation, foreign partnership, foreign estate or foreign trust) and (2) I am an exempt foreign person as defined in the instructions on the back of this form (you must cross out item (2) of this certification if it does not apply).


______________________________________
Signature of Owner

Notice of Change of Status - To notify the payer that you no longer qualify for exemption, Check here |_| If you check this box, reporting will begin on the account(s) listed above.

Certification of Joint Owner (if any):

Under penalties of perjury, I certify that (1) I am not a U.S. citizen or resident (or I am filing for a foreign corporation, foreign partnership, foreign estate or foreign trust) and (2) I am an exempt foreign person as defined in the instructions on the back of this form (you must cross out item (2) of this certification if it does not apply).


_________________________________________
Signature of Joint Owner (if any)

Notice of Change of Status - To notify the payer that you no longer qualify for exemption, Check here |_| If you check this box, reporting will begin on the account(s) listed above.

--------------------------------------------------------------------------------
An account will not be opened unless either the Substitute Form W-9 or the Substitute Form W-8 is completed and signed by the Owner and the Joint Owner (if any). An Owner or a Joint Owner who completes the Substitute Form W-8 is not required to also complete the Substitute Form W-9 and is not required to provide a Taxpayer Identification Number.
--------------------------------------------------------------------------------

I acknowledge that I have received and read a copy of the PNC Bank account agreement for this account and hereby agree to be bound thereby and any amendments thereto.

                                  Exhibit "B-1"

                            FIDELITY NATIONAL TITLE
                       INSURANCE COMPANY OF PENNSYLVANIA

                            SCHEDULE B - SECTION II

File No. LA96-20893-"A"

Schedule B of the policy or policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction of the Company.

1. Defects, liens, encumbrances, adverse claims or other matters, if any, created first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date of the proposed Insured acquired for value of record the estate or interest or mortgage thereon covered by the commitment.

2. Discrepancies or conflicts in boundary lines, unrecorded easements, encroachments or area content which a complete and accurate current survey would disclose.

3.    Easements, or claims of easements, not shown by the public records.

4. Any lien, or right to a lien, for services, labor or material heretofore or hereafter furnished, imposed by law and not shown by the public records.

5.    Rights or claims of parties in possession not shown by the public records.

6. Taxes or special assessments which are not shown as existing liens or charges by the public records.

7. LENDER: Any claim, which arises out of the transaction creating the interest of the mortgagee insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws.

8. OWNER: Any claim, which arises out of the transaction vesting in the insured the estate or interest insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws.

9. ALTA ENDORSEMENT - Form 8.1: Will not insure against liens arising pursuant to the Land and Water Conservation and Reclamation Act (32 P.S.
      Section 5101 et seq.) subsequent to the effective date of this policy.

10. Rights granted to The Philadelphia Electric Company as in Deed Books 3122 page 251 and 3154 page 188.

11. Title to that portion of the premises in the bed of First Avenue is subject to public and private rights therein.

12.   Rights granted to The Bell Telephone Company as in Deed Book 3076 page
      197.

13. Declaration of Protective Restrictions, dated 12/15/58 and recorded 12/23/58 as in Deed Book 2933 page 513 modified by Agreement, dated 12/16/60 and recorded 1/31/61 in Deed Book 3135 page 439.


                                 EXHIBIT ("C")

                            FIDELITY NATIONAL TITLE
                        INSURANCE COMPANY OF PENNSYLVANIA

                            SCHEDULE B - SECTION II

                                   CONTINUED

14. Reservations, Exceptions, Covenants, Restrictions and Conditions in Deed Book 3177 page 138.

15. Subject to items as they appear on Plan prepared by A. W. Martin Associates, Inc., Consulting Engineers, dated 4.13.61 on Plan or Record in Plan Book 332 page 1 including but not limited to the following:

            (A) 30 feet wide utility easement over the Westerly side of premises.

16.   Assignment of Tenant Lease as in Deed Book 4895 page 512.

17.   Assignment of Rents and Leases as in Deed Book 4895 pages 502 and 507.

--------------------------------------------------------------------------------
                            CERTIFICATE OF INSURANCE

                                        ----------------------------------------
PRODUCER                                THIS CERTIFICATE IS ISSUED AS A MATTER
                                        OF INFORMATION ONLY AND CONFERS NO
Hugh Wood Inc.                          RIGHTS UPON THE CERTIFICATE HOLDER. THIS
The Bellevue, 9th Floor                 CERTIFICATE DOES NOT AMEND, EXTEND OR
200 South Broad Street                  ALTER THE COVERAGE AFFORDED BY THE
Philadelphia, PA 19102                  POLICIES BELOW.
                                        ----------------------------------------
               (215) 732-0500                  COMPANIES AFFORDING COVERAGE
                                        ----------------------------------------
                                        COMPANY
                                           A     Royal Indemnity Company
--------------------------------------------------------------------------------
INSURED                                 COMPANY
IL First Avenue Associates, L.P. &/or      B     Zurich Insurance Company
&/or Lubert & Adler, Partners, L.P.     ----------------------------------------
1811 Chestnut Street, 8th Floor         COMPANY
Philadelphia, PA 19103                     C     See Reverse
                                        ----------------------------------------
                                        COMPANY
                                           D
================================================================================
COVERAGES
      THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CO                                                         POLICY EFFECTIVE   POLICY EXPIRATION
LTR          TYPE OF INSURANCE             POLICY NUMBER    DATE (MM/DD/YY)    DATE (MM/DD/YY)                     LIMITS
------------------------------------------------------------------------------------------------------------------------------------
       GENERAL LIABILITY                                                                         GENERAL AGGREGATE      $2,000,000 *
                                                                                                 -----------------------------------
       |X| COMMERCIAL GENERAL LIABILITY    GLO 2871475-01      06/30/98          06/30/2000      PRODUCTS - COMP/OP AGG $2,000,000
 B     |_||_|CLAIMS MADE  |X| OCCUR                                                              -----------------------------------
       |X| OWNER'S & CONTRACTOR'S PROT                                                           PERSONAL & ADV INJURY  $1,000,000
       |_|                                                                                       -----------------------------------
       ----------------------------------                                                        EACH OCCURRENCE        $1,000,000
       |_|                                                                                       -----------------------------------
                                                                                                 FIRE DAMAGE
                                                                                                    (Any one fire)      $1,000,000
                                                                                                 -----------------------------------
                                                                                                 MED EXP
                                                                                                    (Any one person)        $5,000
====================================================================================================================================
       AUTOMOBILE LIABILITY                                                                      COMBINED SIGNLE LIMIT  $1,000,000
                                                                                                 -----------------------------------
 B     |_| ANY AUTO                                                                              BODILY INJURY
       |_| ALL OWNED AUTOS                 GLO 2871475-01      06/30/99          06/30/2000      (Per person)
       |_| SCHEDULED AUTOS                                                                       -----------------------------------
       |X| HIRED AUTOS                                                                           BODILY INJURY
       |X| NON-OWNED AUTOS                                                                       (Per accident)
       |_|                                                                                       -----------------------------------
       ----------------------------------                                                        PROPERTY DAMAGE
       |_|
====================================================================================================================================
       GARAGE LIABILITY                                                                          AUTO ONLY -
                                                                                                   EA ACCIDENT
       |_| ANY AUTO                                                                              -----------------------------------
       |_|                                                                                       OTHER THAN AUTO ONLY
       ----------------------------------                                                        -----------------------------------
       |_|                                                                                              EACH ACCIDENT
                                                                                                 -----------------------------------
                                                                                                            AGGREGATE
====================================================================================================================================
       EXCESS LIABILITY                                                                          EACH OCCURRENCE      $150,000,000
                                                                                                 -----------------------------------
 C     |X| UMBRELLA FORM                   See Reverse         06/30/99          06/30/2000      AGGREGATE            $150,000,000 *
       |_| OTHER THAN UMBRELLA FORM                                                              -----------------------------------

====================================================================================================================================
       WORKER'S COMPENSATION AND                                                                    WC STATU-       OTH-
       EMPLOYERS' LIABILITY                                                                      |_|TORY LIMITS  |_|ER
                                                                                                 -----------------------------------
       THE PROPRIETOR/     |_| INCL                                                              EL EACH ACCIDENT
       PARTNERS/EXECUTIVE  |_| EXCL                                                              -----------------------------------
       OFFICERS ARE:                                                                             EL DISEASE - POLICY
                                                                                                  LIMIT
                                                                                                 -----------------------------------
                                                                                                 EL DISEASE - EA
                                                                                                  EMPLOYEE
====================================================================================================================================
       OTHER
 A
       "Special Causes of Loss"            See Reverse         06/30/99          06/30/2002      SEE REVERSE SIDE
       incl. Boiler & Machinery
====================================================================================================================================

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS  *PER LOCATION LIMITS

As respects the property known as 1075 First Avenue, King of Prussia, PA. The Certificate Holder is included as Mortgagee/Loss Payee and Additional Insured as their interest may appear.

================================================================================
CERTIFICATE HOLDER                      CANCELLATION

                                        SHOULD ANY OF THE ABOVE DESCRIBED
Crusader Bank                           POLICIES BE CANCELLED BEFORE THE
1334 Walnut Street                      EXPIRATION DATE THEREOF, THE ISSUING
Philadelphia, PA 19102                  COMPANY WILL MAIL 30 DAYS WRITTEN NOTICE
                                        TO THE CERTIFICATE HOLDER NAMED TO THE
                                        LEFT.
                                        ----------------------------------------
                                        AUTHORIZED REPRESENTATIVE     DATE

                                        /s/ [ILLEGIBLE]               6/24/99
================================================================================


                                 EXHIBIT ("D")

           [LETTERHEAD OF UPPER MERION TOWNSHIP BOARD OF SUPERVISORS]


June 20, 1996


Dennis P. Talty, P.C.
101 West Main Street
Second Floor
Moorestown, NJ 08057

RE:  1075 FIRST AVENUE, KING OF PRUSSIA, PA.
     PARCEL 580006838007/BLOCK 27/UNIT 35
     UPPER MERION TOWNSHIP/MONTGOMERY COUNTY

Dear Mr. Talty:

      This letter is to inform you that the above referenced property is located in an SM Suburban Metropolitan Zoning District and is in compliance with the Zoning, Building and Fire Code Regulations of Upper Merion Township.

      No outstanding violations are on record with Upper Merion Township for this property.

                                   Sincerely,


                                   /s/ Francis A. Mckernan
                                   FRANCIS A. MCKERNAN
                                   CHIEF BUILDING OFFICIAL
                                   UPPER MERION TOWNSHIP


FMC:cd

cc: Carol N. Dube


                                 EXHIBIT ("E")